Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Savara Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew Pauls, principal executive officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)
the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
(ii)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 11, 2026

/s/ Matthew Pauls
Matthew Pauls
Chief Executive Officer and Chair of the Board of Directors
(Principal Executive Officer)

In connection with the Quarterly Report of Savara Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Lutz, principal financial officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)
the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
(ii)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 11, 2026

/s/ Robert Lutz
Robert Lutz
Chief Operations and Financial Officer
(Principal Financial and Accounting Officer)